STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

BY AND AMONG

LUNA TECHNOLOGIES INTERNATIONAL, INC AND IT’S

SUBSIDIARY LUNA TECHNOLOGIES (CANADA) INC.

AND

VIRTUAL REACH CORPORATION

STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

          THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this day of August, 2007, by and among LUNA TECHNOLOGIES INTERNATIONAL, INC, and subsidiary Luna Technologies (CANADA) Inc a Delaware corporation with its principal place of business located at 61 B Fawcett Rd., Coquit BC,V3K6V2, Canada ("LTII); and VIRTUAL REACH CORPORATION. a Delaware Corporation with its principal place of business at 3275 W Hillsboro Blvd .Deerfield Beach FL,("VRC") and the shareholders of VRC listed on Exhibit A attached hereto and made a part hereof ("Shareholders").

Premises

          A.      This Agreement provides for the acquisition of VRC whereby VRC shall become a wholly owned subsidiary of LTII and in connection therewith, the issuance of a total of 450,000,000 shares of LTII to the VRC Shareholders, the cancellation of certain shares of preferred stock and warrants held by a principal shareholder of LTII in consideration for a new issuance of shares of common stock and new warrants.

          B.      The boards of directors of VRC and LTII have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

Agreement

          NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS AND WARRANTIES OF LTII

          As an inducement to and to obtain the reliance of VRC, LTII represents and warrants as follows:

          Section 1.1 Organization. LTII is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Holding's articles of incorporation or bylaws. LTII has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

          Section 1.2 Capitalization. The authorized capitalization of LTII consists of 100,000,000 Common Shares, $0.001 par value per share ("LTII Common Stock"), and 0 shares of Preferred Stock, $0.001 par value ("LTII Preferred Stock"). As of the date hereof, LTII has 45,000,000 LTII Common Stock issued and outstanding and no LTII Preferred Stock are issued and outstanding.

          All issued and outstanding shares are legally issued, fully paid and non-assessable and are not issued in violation of the preemptive or other rights of any person. LTII has no securities, warrants or options authorized or issued.

          Section 1.3 Subsidiaries. LTII has no subsidiaries.

          Section 1.4 Tax Matters: Books and Records.

(a)	The books and records, financial and others, of LTII are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

(b)	LTII has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

(c)	LTII shall remain responsible for all debts incurred by LTII prior to the date of closing.

          Section 1.5 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting LTII or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of LTII. LTII is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

          Section 1.6 Material Contract Defaults. LTII is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of LTII, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which LTII has not taken adequate steps to prevent such a default from occurring.

          Section 1.7 Information. The information concerning LTII as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

          Section 1.8 Title and Related Matters. LTII has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. LTII owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with LTII' business. No third party has any right to, and LTII has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of LTII or any material portion of its properties, assets or rights.

          Section 1.9 Contracts On the closing date:

(a)	There are no material contracts, agreements franchises, license agreements, or other commitments to which LTII is a party or by which it or any of its properties are bound:

(b)

LTII is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as LTII can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of LTII; and

(c)

LTII is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

          Section 1.10 Compliance With Laws and Regulations. To the best of ITII's knowledge and belief, LTII has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of LTII or would not result in LTII incurring material liability.

          Section 1.11 Insurance. All of the insurable properties of LTII are insured for LTII's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

          Section 1.12 Approval of Agreement. The directors of LTII have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

          Section 1.13 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between LTII and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of LTII and which is to be performed in whole or in part after the date hereof. LTII has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

          Section 1.14 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which LTII is a party or to which any of its properties or operations are subject.

          Section 1.15 Governmental Authorizations. LTII has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by LTII of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE II
REPRESENTATIONS, COVENANTS AND WARRANTIES OF VRC

          As an inducement to, and to obtain the reliance of LTII, VRC represents and warrants as follows:

          Section 2.1 Organization. VRC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto (or equivalents thereof) as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of VRC's certificate of incorporation or bylaws (or equivalents thereof). VRC has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws (or equivalents thereof) or otherwise to authorize the execution and delivery of this Agreement.

          Section 2.2 Capitalization. The authorized capitalization of VRC consists of 45,000,000 authorized shares of common stock, $ .001 par value per share ("VRC Shares"). As of the date hereof, there are 25,200,000 VRC Shares issued and outstanding.

          Section 2.3 Subsidiaries. VRC has two (2) subsidiaries: Virtual Reach Corporation.

          Section 2.4 Tax Matters; Books & Records

(a)	The books and records, financial and others, of VRC are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;and

(b)	VRC has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

(c)	VRC shall remain responsible for all debts incurred prior to the closing.

          Section 2.5 Information. The information concerning VRC as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

          Section 2.6 Title and Related Matters. VRC have good and marketable title to and are the sole and exclusive owners of all of their properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances, except as set forth in the Schedules attached hereto. Except as set forth in the Schedules attached hereto, VRC owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with their business. Except as set forth in the attached Schedules, no third party has any right to, and VRC have not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of VRC or any material portion of their properties, assets or rights.

          Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting VRC, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of VRC and VRC does not have any knowledge of any default on their part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

          Section 2.8 Contracts. On the Closing Date:

(a)

Except as set forth in the Schedules attached hereto, there are no material contracts, agreements, franchises, license agreements, or other commitments to which VRC are a party or by which it or any of its properties are bound;

(b)

Except as set forth in the Schedules attached hereto, VRC are not parties to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as VRC can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of VRC; and

(c)	Except as set forth in the Schedules attached hereto, VRC are not parties to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing,

bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

          Section 2.9 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which VRC is a party or to which any of their properties or operations are subject.

          Section 2.10 Material Contract Defaults. To the best of VRC's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of VRC, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which VRC has not taken adequate steps to prevent such a default from occurring.

          Section 2.11 Governmental Authorizations. To the best of VRC's knowledge, VRC has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by VRC of the transactions contemplated hereby.

          Section 2.12 Compliance With Laws and Regulations. To the best of VRC's knowledge and belief, VRC have complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of VRC or would not result in VRC's incurring any material liability.

          Section 2.13 Insurance. All of the insurable properties of VRC are insured for VRC's benefit under valid and enforceable general liability and director and officer liability policies containing substantially equivalent loss coverage within the policy limits and will be outstanding and in full force at the Closing Date.

          Section 2.14 Approval of Agreement. The directors (or equivalent thereof) of VRC have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

          Section 2.15 Material Transactions or Affiliations. Except as set forth on Schedule 2.15, as of the Closing Date, there will exist no material contract, agreement or arrangement between VRC and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by VRC to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of VRC and which is to be performed in whole or in part after the date. VRC have no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

ARTICLE III
EXCHANGE PROCEDURE AND OTHER CONSIDERATION

          Section 3.1 Share Exchange/Delivery of Corp Securities. On the Closing Date, the Shareholders of VRC shall deliver to LTII (i) certificates or other documents evidencing all of the issued and outstanding VRC Shares. On the Closing Date, all previously issued and outstanding VRC Shares shall be transferred to LTII, so that VRC shall become a wholly owned subsidiary of LTII.

          Section 3.2 Issuance of LII Common Shares. In exchange for all of the VRC Shares tendered pursuant to Section 3.1, LTII shall issue to the VRCShareholders a total of shares of LTII common stock in the manner set forth in Schedule 3.2 annexed hereto whereby the VRC shareholders shall acquire 90% of the issued and outstanding shares of LTII after this transaction is closed. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act. The VRC Shareholders agree and acknowledge that the current authorized capitalization of LTII consists of 45,000,000 Common Shares,$0.001 par value per share and that in order to satisfy the requirements pursuant to this Section 3.2, LTII shall need to increase the number of authorized shares. LTII agrees to increase the number of authorized shares in order to satisfy the requirements of this Agreement and, as this requires an administrative filing with the State of Delaware, VCR Shareholders acknowledge that the action may not be finalized until post-closing.

          Accordingly, LTII shall issue the VRC Shareholders LTII common stock in the manner set forth in Schedule 3.2 in two tranches; one issuance of all available shares of LTII Common Stock, on a pro rata basis prior to the increase in the authorized shares of LTII Common Stock and a second tranche,on a pro rata basis subsequent to the increase in the authorized shares of LTII Common Stock.

          Section 3.3 Other Consideration. VRC shall hold harmless Kimberly Landry for any liabilities that shall appear after the closing that exceed $100,000...

          Section 3.4 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of LTII and VRC shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

          Section 3.6 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be within five (5) business days of the satisfaction of all terms of Sections 5 and 6 herein.

          Section 3.7 Termination.

(a)	This Agreement may be terminated by the board of directors or majority interest of shareholders of either LTII or VRC, respectively, at any time prior to the Closing Date if:

(i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions in the event of termination pursuant to this paragraph (a) of this Section 3.7, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

(b)

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of LTII if VRC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of VRC contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to VRC. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.7, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

(c)

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of VRC, if LTII shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of LTII contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to LTII. If this Agreement is terminated pursuant to this paragraph (c) of this Section 3.7, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

          In the event of termination pursuant to paragraph (b) and (c) of this Section 3.7, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

          Section 3.8 Directors of LTII After Acquisition. On the Closing Date, Kimberly Landry shall resign as LTII's directors In addition, Bobby Story, Wendy Leisman, Denise houghtaling shall become the members of LTII's Board of Directors. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

          Section 3.9 Officers of LTII. On the Closing Date,______________ shall resign as LTH's officers. In addition, on the Closing Date, the following persons shall be appointed LTII's officers:

NAME	OFFICE

Bobby Story	Chief Executive Officer President Officer

Wendy Leisman	Secretary

ARTICLE IV
SPECIAL COVENANTS

          Section 4.1 Access to Properties and Records. Prior to closing, LTII and VRC will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

          Section 4.2 Availability of Rule 144. LTD Shareholders holding "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". LTII is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of LTII and VRC holding restricted securities of LTII and VRC as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

          Section 4.3 Special Covenants and Representations Regarding the LTII Common Shares to be issued in the Exchange. The consummation of this Agreement, including the issuance of the LTII Common Shares to the Shareholders of VRC as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, inter alia, upon the circumstances under which the VRC Shareholders acquire such securities.

          Section 4.4 Third Party Consents. LTII and VRC agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

          Section 4.5 Actions Prior and Subsequent to Closing.

(a)	From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, LTII and VRC will each use its best efforts to:

	(i)	maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

	(ii)	maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

	(iii)	perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

(b)	From and after the date of this Agreement until the Closing Date, LTII will not, without the prior consent of VRC:

	(i)	except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

(ii)

declare or pay any dividend on its outstanding LTII Common Stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

	(iii)	enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

(iv)	grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any LTII Common Stock; or (v) purchase or redeem any LTII Common Stock.

          Section 4.6 Indemnification.

(a)

LTII hereby agrees to indemnify VRC, each of the officers, agents and directors and current shareholders of VRC as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

(b)

VRC hereby agree to indemnify LTII, each of the officers, agents, directors and current shareholders of LTII as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

(c)
VRC and LTII agree to indemnify each other including Kimberly Landry of Luna and all its officers and directors and Bobby Story, Wendy Leisman, Denise Houghteling of Virtual and its officers and directors against any loss, claim, damage or expense that each of the above have or should have against each other.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF ISI

          The obligations of ISI under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

          Section 5.1 Accuracy of Representations. The representations and warranties made by LTII in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and LTII shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by LTII prior to or at the Closing. VRC shall be furnished with a certificate, signed by a duly authorized officer of LTII and dated the Closing Date, to the foregoing effect.

          Section 5.2 Director Approval. The Board of Directors of LTII shall have approved this Agreement and the transactions contemplated herein.

          Section 5.3 Officer's Certificate. VRC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of LTII to the effect that: (a) the representations and warranties of LTII set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Closing Date; (b) LT1I has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Closing Date; (c) since such date and other than as previously disclosed to VRC, LTII has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of LTH, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the LTII Schedules, by or against LTII which might result in any material adverse change in any of the assets, properties, business or operations of LTII.

          Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of LTII.

          Section 5.5 Other Items. VRC shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as VRC may reasonably request.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF LTII

          The obligations of LTII under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

          Section 6.1 Accuracy of Representations. The representations and warranties made by ISI in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and VRC shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by VRC prior to or at the Closing. LTII shall have been furnished with a certificate, signed by a duly authorized executive officer of VRC and dated the Closing Date, to the foregoing effect.

          Section 6.2 Director Approval. The Board of Directors (or its equivalent) of VRC shall have approved this Agreement and the transactions contemplated herein.

          Section 6.3 Officer's Certificate. LTII shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of VRC to the effect that: (a) the representations and warranties of VRC set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Closing Date; and (b) VRC had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Closing Date.

          Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of VRC.

          Section 6.5 Audited Financial Statements. VRC shall have provided the required audited financial statements (and reviewed, if necessary) for the time periods necessary in accordance with SEC rules and regulations so that LTII can close the transaction and file a Form 8-K with the SEC by no later than thirty (30) business days after Closing as required by SEC rules and regulations.

ARTICLE VII
MISCELLANEOUS

          Section 7.1 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, United States of America.

          Section 7.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed to the addresses set forth hereinabove or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

          Section 7.3 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

          Section 7.4 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

          Section 7.5 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

          Section 7.6 Third Party Beneficiaries. This contract is solely between LTII, VRC and the shareholders of VRC and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

          Section 7.7 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein.

This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

          Section 7.8 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

          Section 7.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

          Section 7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

          Section 7.11 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

          Section 7.12 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

          Section 7.13 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

          Section 7.14 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

          Section 7.15 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

          Section 7.16 Failure of Conditions; Termination. In the event that any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will be liable for the other party's legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

          Section 7.17 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

          Section 7.18 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

          Section 7.19 Amendment At any time after the Closing Date, this Agreement may be amended by a writing assigned by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing assigned by the party or parties for whose benefit the provision is intended.

          IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:		LUNA TECHNOLOGIES INTERNATIONAL, INC.

BY:
CEO/CFO

ATTEST:		VIRTUAL REACH CORPORATION

	BY:	Bobby Story
President

EXHIBIT A

VRC SHAREHOLDERS

SCHEDULE A

LTII LIABILITIES

SCHEDULE B

EXCLUDE LTII LIABILITIES